UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - July 25, 2006
                                                           -------------

                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


             Maryland                0-24040                  22-3297339
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(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)     File Number)        Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                 07052-2989
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (973) 669-7366
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
----------------------------------------------------

At a meeting on July 25, 2006, the Compensation Committee of the Board of Directors of PennFed Financial Services, Inc. (the "Company ") reviewed in detail the compensation currently paid to the Company's executive officers, including a review of an analysis of a peer group comprised of comparably sized and similarly located thrifts. Based upon their detailed review, the Committee established the following salaries effective July 1, 2006: President and Chief Executive Officer Joseph L. LaMonica $575,000; Senior Executive Vice President and General Counsel Patrick D. McTernan $275,000; Senior Executive Vice President and Chief Operating Officer Jeffrey J. Carfora $260,000; Senior Executive Vice President and Chief Financial Officer Claire M. Chadwick $215,000, and Executive Vice President and Residential Lending Group Executive Maria F. Magurno $144,900.

Although no bonuses were paid for the year ended June 30, 2006, on July 25, 2006, the Compensation Committee renewed for Fiscal 2007 the Incentive Plan for Fiscal 2006. The executive officers who may earn bonus payments under the Incentive Plan are Messrs. LaMonica, McTernan and Carfora and Ms. Chadwick. As in the prior year, the Company's Fiscal 2007 Incentive Plan provides for cash bonuses, payable quarterly, if the Company's annualized growth in earnings per share (excluding unusual or other non-recurring items) exceeds the specified percentage thresholds for either of two achievement tiers.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PENNFED FINANCIAL SERVICES, INC.



Date: July 31, 2006                         By: /s/ Joseph L. LaMonica
                                               -----------------------------
                                                  Joseph L. LaMonica
                                                  President and Chief
                                                  Executive Officer